UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No . )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Name of Registrant as Specified in its Charter)

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 19, 2024, DIRTT Environmental Solutions Ltd. issued the below press release:

DIRTT Announces Intention to Adopt Shareholder Rights Plan

CALGARY, Alberta, March 19, 2024 (GLOBE NEWSWIRE) – DIRTT Environmental Solutions Ltd. (TSX: DRT; OTC: DRTTF), a leader in industrialized construction, announced today that its Board of Directors intends to adopt a shareholder rights plan.

“We are grateful to all DIRTT shareholders, including DIRTT’s two largest shareholders, 22NW Fund, LP and WWT Opportunity #1 LLC, who participated in our recent rights offering and increased their financial investment in DIRTT. The CAD$30 million raised through the offering not only positions DIRTT for future growth and success, but also demonstrates the confidence of our current shareholders. We also believe that adopting the proposed rights plan is in the best interests of DIRTT and all shareholders, large and small, and will allow our people and our construction partners to focus on our clients and the Company’s future,” commented Board Chair Ken Sanders.

The proposed rights plan, once adopted, will be substantially similar to the shareholder rights plan adopted by the Company in 2021 and is intended to limit further concentration of ownership in the Company. The proposed rights plan will be subject to the approval of the Toronto Stock Exchange and to shareholder ratification within six months of its adoption. The date and time of the special meeting of shareholders to ratify the rights plan will be announced by the Company at a future date. If the rights plan is not ratified by DIRTT shareholders at such meeting, the rights plan and any rights issued thereunder will terminate and cease to be effective at that time. The proposed rights plan is not being adopted in response to any specific proposal to acquire control of the Company, and the Board is not aware of any pending or potential take-over bid for the Company.

ABOUT DIRTT

DIRTT is a leader in industrialized construction. DIRTT’s system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT’s system provides total design freedom, and greater certainty in cost, schedule, and outcomes. DIRTT’s interior construction solutions are designed to be highly flexible and adaptable, enabling organizations to easily reconfigure their spaces as their needs evolve. Headquartered in Calgary, AB Canada, DIRTT trades on the Toronto Stock Exchange under the symbol “DRT”.

IMPORTANT ADDITIONAL INFORMATION

DIRTT intends to file proxy statements with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 annual meeting of shareholders and its special meeting of shareholders (collectively, the “Meetings”). DIRTT, its directors and certain of its executive officers will be deemed to be participants in the solicitation of proxies from shareholders in respect of the Meetings. Information regarding the names of DIRTT’s directors and executive officers and their respective interests in DIRTT by security holdings or otherwise is set forth in DIRTT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on February 21, 2024, and DIRTT’s proxy statement for the 2023 annual meeting of shareholders, as filed with the SEC on April 14, 2023. To the extent holdings of such participants in DIRTT’s securities are not reported, or have changed since the amounts described, in the 2023 proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the SEC’s website, www.sec.gov. Details concerning the proposed rights plan will be included in the Company’s proxy statements. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENTS AND ANY SUPPLEMENTS THERETO WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the Company’s definitive proxy statements and other relevant documents filed by DIRTT free of charge from the SEC’s website, www.sec.gov. DIRTT’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statements and other relevant filed documents by directing a request by mail to DIRTT Environmental Solutions Ltd., 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6 or at ir@dirtt.com or from the investor relations section of DIRTT’s website, www.dirtt.com/investors.

FOR FURTHER INFORMATION, PLEASE CONTACT

DIRTT Investor Relations at ir@dirtt.com

FORWARD-LOOKING STATEMENTS

Certain statements contained in this news release are “forward-looking statements” and “forward-looking information” within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release are forward-looking statements. When used in this news release, the words “anticipate,” “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, and without limitation, this news release contains forward-looking information pertaining to the proposed rights plan, including the terms and the Board’s expected adoption thereof, the impact of the proposed rights plan on the Company and its shareholders, the ratification of the proposed rights plan by the Company’s shareholders and the timing thereof.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada on February 21, 2024. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.

4